www.arbinet.com Exhibit 99.1

www.arbinet.com

This presentation contains forward-looking statements regarding anticipated future revenues, growth, capital expenditures, management’s future expansion plans, expected product and service developments or enhancements. Such forward-looking statements may be identified by the use of the following words (among others): “believes,” “expects,” “may,” “will,” “plan,”
“should” or “anticipates,” or comparable words and their negatives.  These forward-looking statements are not guarantees but are subject to risks and uncertainties that could cause actual results to differ materially from the expectations contained in these statements, including risks associated with the Company’s business, such as, for example, the Company’s revenue growth; members (in particular, significant trading members) not trading on our exchange or utilizing our new and additional services (including data on thexchange, mobile on thexchange services, DirectAxcess
SM
trading service, PrivateExchange
SM
service, VoIP
Peering solutions, and AssuredRouting
SM
service); continued volatility in the volume and mix
of trading activity (including the average call duration and the mix of geographic markets traded); our uncertain and long member enrollment cycle; the failure to manage our credit risk;
failure to manage our growth; pricing pressure; competitive factors; system failures, human error and security breaches, which could cause the Company to lose members and expose it to liability; future government regulation; and the Company’s ability to obtain and enforce patent protection for our methods and technologies.  Additional information concerning these factors is available in the Company’s 10-K and other filings with the Securities and Exchange
Commission.  Arbinet assumes no obligation to update any forward-looking statements contained in this press release in the event of changing circumstances or otherwise, and such statements are current only as of the date they are made.
Safe Harbor Statement

www.arbinet.com

Company Highlights
Market
Leadership
575+ voice and data members
Top 10 international carriers
12 billion minutes were bought and sold in 2005
Global footprint: New York, London, Los Angeles,
Frankfurt, Miami & Hong Kong
Platform
Powerful, low-cost transaction management platform
Platform foundation of world's leading electronic market
for trading, routing, and settling voice & data capacity
Manages entire transaction (trade, route, settle)
Financial
Model
Scalable financial model
High operating leverage; $10M in free cash flow in 2005
Strong balance sheet; $65M in cash; debt free

www.arbinet.com

Without Arbinet
• Multiple competing sellers
• One-to-one commercial agreements
• Expensive and inefficient
With Arbinet
• One efficient connection to 428 members
• Helps effectively manage increasing complexity
Efficient and Cost Effective Solution
Trade Route Settle
US Carrier
Indian Carrier
Example: US Carrier Buying Termination to India

www.arbinet.com

Compelling Economics for Members
Interconnection
Interconnection
Time / Capital
Time / Capital
Operating Costs
Operating Costs
Settlement
Settlement
Arbinet
Arbinet
Legacy Process
Legacy Process
One-to-one
Negotiated / Customized
Cost increase with
industry complexity
One-to-428
Standardized
Efficient way to manage
increasing complexity
6-8 months
Modest
2 weeks
Typically zero
High SG&A
Manually intensive
Low SG&A
Automated
60-90 day cycle
3-6% Disputes / Bad Debt
30 day cycle
No Disputes / Bad Debt

www.arbinet.com 5 Easy to Use Trading Platform

www.arbinet.com 6 Growing Membership and Liquidity Members 210 285 360 399 2002 2003 2004 2005 Completed Calls (Millions) 518 887 1,213 1,426 2002 2003 2004 2005

TDC
kom nærmere
kpn
TeliaSonera
ROSTELECOM
TELUS
ROGERS
vodafone
中国电信
CHINA TELECOM
TELEGLOBE
Bell Canada Enterprises
CABLE & WIRELESS
n9uf
TURK TELE KOM
at&t
BT
CNC
NTT
VERIO
Sprint
T··Systems·
Telewest Broadband
Level(3)
belgacom
KDDI
VONAGE
NWT
SPARKLE
primus
western wireless
JAPAN TELECOM
MONACO TELECOM
PLDT
AOL
bharti
TELMEX
VSNL
glo
TELEKOM
Telefonica
Entel
BOLIVIA
Telkom
SingTel
Telecom
Hondutel
Embratel
TelstraClear
TELECOM
ARGENTINA

www.arbinet.com 7 428 Members; Including the Top 10

PacketExchange
Stockholm
Copenhagen
Dublin
Amsterdam
Hamburg
London
Berlin
Brussels
Dusseldorf
Frankfurt
Paris
Vienna
Munich
Zurich
Milan
Madrid

www.arbinet.com 8 Global Footprint Frankfurt London Hong Kong New York Los Angeles 2002 2000 2001 2003 2004 Miami 2006 2006

www.arbinet.com

Scale and Liquidity
Global reach
428 Members (Q1 ’06)
~3 billion minutes per quarter
Competitive Advantage
Strong relationships
No direct competition
Competitors became resellers
Intellectual Property
33 patents
Substantial Barriers to Entry
Arbinet
Arbinet
Arbinet
Barrier
Barrier
Barrier

www.arbinet.com 10 Large Untapped and Growing Market

www.arbinet.com

International Voice Is Under Pressure
Fragmentation
Driven by VoIP
& deregulation
Increasing
complex web of
interconnects
International
Voice
(280B minutes per
year
1
)
VoIP
VoIP being
adopted by end
user
Complicates
routing decisions
Financial
Price decline
Decreasing
margins
Wireless
Shift to wireless
Increasing complex
web of
interconnects
1) ITU

www.arbinet.com

Convergence Complicates Digital Commerce
Networks:
- Circuit
- Mobile
- VoIP
Applications:
- Voice
- Data
- Content
- Messaging
- Video
10 of the world’s top 10
international carriers
8 of the world’s largest prepaid
calling card providers
575+ voice and data Members
Mobile minutes 36% in 2005
VoIP minutes were 24% in 2005
250M minutes converted
between TDM and VoIP
networks monthly
Members own 70+ mobile
networks
Members own 75+ broadband
networks
Converging:
Arbinet in a Converged World:

www.arbinet.com 13 Growth Strategy

www.arbinet.com 14 Growth Strategy New Products and Services VoIP Peering Solution New Verticals

www.arbinet.com

New Products and Services
Current Spot Market
- 4-5% market share
- Dynamic market; No guaranteed delivery
- Provides low-cost at specified quality
- Industry's low-cost platform
New Products and Services
- PrivateExchange
SM
: Direct Commercial Relationships via low-cost
platform (including settlement options)
- AssuredRouting
SM
: Higher assurance on call completion; Supports
growth from existing and new segments

www.arbinet.com

VoIP Peering Solution
Today
VoIP-VoIP calls
routed via PSTN
Costly
Quality Degradation
VoIP Providers
Compete w/
Owners of PSTN
Requirements
Why Arbinet
Number Resolution
(ENUM)
Call Routing
Trusted 3
rd
Party
Scalability
Settlement Options
Neutral & Trusted
Scalable Platform
End-to-End Solution
PSTN Call Routing
for non-VoIP Calls
Multiple Settlement
Options

www.arbinet.com

New Verticals
Our platform enables buying, selling and settlement not only of voice minutes, but other digital goods.
Exploring other verticals
Characteristics of potential future markets:
- Digital goods
- Fragmented marketplaces
- Leverage our platform and intellectual property
- High market growth potential

www.arbinet.com 18 Financial Overview

www.arbinet.com

How We Make Money
Trading Revenues (primarily pass through with cost of trading revenues)
Plus:
Fee Revenues
Access Fees (~ 80% of Fee Revenues)
- Average $0.003 for buyer and seller
Credit Risk Fees (~8% of Fee Revenues)
- 1% of Trading Revenues charged to sellers
Membership Fees (~2-3% of Fee Revenues)
- $10,000 initiation fee
Other Value Added Services (~10% of Fee Revenues)
- Premium charges for additional services
Total Revenues
Less:
Cost of Trading Revenues
Net Revenues

www.arbinet.com

Historical Financial Metrics
2003 2004 2005
Fee Revenues 34.0 $       44.7 $       48.8 $
Cash Flow From Operations (or EBITDA)
(1)
8.8            16.6          14.7
Capex 8.3            10.6          6.0
Free Cash Flow
(2)
0.5            6.0            8.7
Fee Revenue Growth 45% 32% 14%
EBITDA Margin 26% 37% 30%
(1) Income (loss) from operations plus Depreciation and amortization plus Restructuring Costs, asset impairments and litigation settlements (reimbursement)
(2) EBITDA less capex
($ in Millions)

www.arbinet.com

Strong Balance Sheet
31-Dec-05
Current Assets:
Cash and Cash Equivalents 63.6 $
Total Current Assets 90.0
Total Assets 119.7
Liabilities:
Total Current Liabilities 29.8
Total Liabilities 33.9
Total Stockholders' Equity (Deficit) 85.8
Total Liabilities and Stockholder's Equity (Deficit) 119.7
NOL Carry Forward 90.0
($ in Millions)

www.arbinet.com